EXHIBIT 10.1

                    PROMISSORY NOTE OF GERARD M. KLAISLE

Effective as of July 31, 2001                                        $100,000.00

     For value received, Gerard M. Klaisle (the "Borrower") promises to pay to the order of USFreightways Corporation, a Delaware corporation, with its principal place of business at 8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois 60631 (the "Lender"), the principal amount of One Hundred Thousand Dollars ($100,000) due as set forth below. The unpaid principal amount of this Note outstanding from time to time shall bear interest at the applicable federal mid-term rate under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as announced from time to time, computed on the basis of a 360-day year of twelve thirty-day months, which interest shall be due and owing as set forth below.

I. Payment.
     A. Principal and accrued and unpaid interest due under this Note shall be immediately due and payable upon the termination of the Borrower's employment with the Lender or any of its affiliates, in the event that the Borrower voluntarily terminates his employment.
     B. Payment of any principal and interest amount stated above shall be made to the Lender at its principal offices at 8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois 60631, or at such other place as the Lender may designate to the Borrower. Receipt by the Lender of a check of the Borrower in the amount of any payment due and owing shall be deemed to constitute payment hereunder, provided that such check is processed and paid in full by the institution against which the check is drawn within a commercially reasonable and customary time.

II.  Prepayment.
     The unpaid principal balance of this Note and interest accrued thereon may be prepaid by the Borrower at any time, in whole or in part, without premium or penalty, in minimum increments of not less than Five Thousand Dollars ($5,000).

III. Forgiveness of Note.

     A. On each July 1, beginning on July 1, 2002 and ending on July 1, 2006, provided the Borrower is an employee of the Lender or any of its affiliates on each such July 1 (and has not provided the Lender or any of its affiliates with notice of the Borrower's intent to voluntarily terminate his employment), the Lender shall forgive $20,000 of the total principal amount under this Note, plus an amount equal to the interest accrued on the unpaid principal amount as of such July 1.

     B. The Lender shall forgive the unpaid principal balance of this Note and interest accrued upon the occurrence of the following:

         (1) Death. If the Borrower dies while in the employ or service of the Lender.

         (2) Disability. If the Borrower terminates his employment with the Lender by reason of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code). Whether a termination of employment is to be considered by reason of "permanent and total disability" shall be determined by the Lender, which determination shall be final and conclusive.

     C. The Borrower acknowledges that such forgiveness of principal and interest by the Lender shall constitute ordinary income to the Borrower and the Lender shall report such forgiveness of indebtedness to the Internal Revenue Service in accordance with any statutory, regulatory or administrative guidelines.

IV. Default.

     If the Borrower shall fail to promptly pay to the Lender all sums when due hereunder or under any other agreement, instrument or document heretofore, now or at any time hereafter delivered to the Lender by or for the benefit of the Borrower, which default or event of default is not cured within the time, if any, specified therefor in such agreement, instrument or document, then the Lender may declare all sums owed by the Borrower hereunder immediately due and payable, without notice unless otherwise required by applicable statute, and may take any action at law or in equity to collect the amounts due and owing hereunder, or to request any other available remedy, together with any damages resulting from such nonpayment. V. Assigns. All of the covenants, stipulations, promises and agreements in this Note shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.
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VI. Costs.

     The Borrower promises to pay all costs and collection of every kind, including, but not limited to, all reasonable attorneys' fees, court costs and expenses of every kind incurred by the Lender, in connection with such collection.

VII. Miscellaneous.

     A.Failure of the Lender, for any period of time or on one or more occasions, to exercise its option to accelerate the payment of this Note pursuant to Section IV above shall not constitute a waiver of the right to exercise the same at any time thereafter or in the event of any subsequent default under Section IV above. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same; any such waiver or release is to be effected only through a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as a waiver or release of any subsequent event or as a bar to any subsequent exercise of the Lender's rights or remedies hereunder.

     B.This Note and the obligations of the Borrower hereunder shall not be modified except in writing to be consented to by the Lender.

     C. Upon the voluntary termination of the Borrower's employment with the Lender or in the event of default, the Borrower hereby authorizes the Lender to deduct the entire remaining principal and interest due and owing under this Note from the Borrower's wages. Pursuant to 820 ILCS Section 115/9, the Borrower acknowledges that this authorization is being freely given and further acknowledges and affirms that he will enter into an authorization similar to this one at the time of the deduction.

     D.THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY LENDER IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. BORROWER HEREBY (i) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (iii) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGREES NOT TO INSTITUTE ANY ACTION OR PROCEEDING AGAINST BORROWER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS; and (v) WAIVES PRESENTMENT OF PAYMENT, PROTEST, NOTICE OF PROTEST AND DISHONOR AS PREREQUISITES TO THE ENFORCEMENT HEREOF. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR THE LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR THE LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     E.TO THE EXTENT PERMITTED BY LAW, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN EVIDENCED HEREBY.


                                  /s/ Gerard M. Klaisle
                                _______________________________
                                      Gerard M. Klaisle